EXHIBIT 99.1

COMPANY CONTACTS:                                INVESTOR RELATIONS:
Universal Power Group, Inc                                  Cameron Associates
469-892-1122                                                212-554-5464
Mimi Tan, SVP                                               Amy Glynn, CFA
tanm@upgi.com                                               amy@cameronassoc.com
-------------                                               --------------------

Roger Tannery, CFO
tanneryr@upgi.com
-----------------


                UNIVERSAL POWER GROUP REPORTS FIRST QUARTER 2008
                                FINANCIAL RESULTS

     o    REVENUES GREW 25.4%
     o    GROSS MARGINS EXPANDED TO 15.2% FROM 14.6%
     o    OPERATING MARGINS EXPANDED TO 4.0% FROM 3.4%
     o    OPERATING INCOME ROSE 46.0%
     o    NET INCOME AND EPS INCREASED BY 51.3%

CARROLLTON, TEXAS -- MAY 5, 2008 -- Universal Power Group, Inc. (AMEX: UPG), ("UPG") a leading provider of third-party logistics and supply chain management services and a global distributor of batteries, related portable power and security products, today announced its financial results for the first quarter ended March 31, 2008.

Revenues for the period ended March 31, 2008 rose 25.4% to $29.5 million, compared to $23.5 million in the first quarter of 2007. First quarter revenues from sources other than Brink's Home Security ("Brink's") rose 45.5% to $16.0 million, from $11.0 million in the first quarter of 2007. The increase reflects more focused marketing to both existing and new customer accounts, as well as price increases implemented by UPG to offset higher costs of goods sold. Growth in the Company's higher margin battery business was driven approximately 46% by volume and 54% by price increases in the first quarter. Revenues from Brink's increased by 7.7% to $13.5 million in the first quarter of 2008, compared to $12.5 million in the prior year period. Importantly, as a result of the rapid growth in the non-Brink's business, the concentration of revenues from Brink's fell to 46% of total revenues in the first quarter 2008, compared to 53% in the first quarter of 2007.

Gross margin for the first quarter of 2008 expanded to 15.2%, from 14.6% in the first quarter of 2007, as the improvement in product mix, including the reduced concentration of Brink's and price increases, offset higher raw material costs. Operating expenses rose 25.2% to $3.3 million in the first quarter of 2008, compared to $2.6 million in the prior year period. UPG had an operating profit of $1.2 million, or 4.0% of sales, for the first quarter of 2008, up 46.0% from an operating profit of $0.8 million, or 3.4% in the first quarter of 2007. Net income in the first quarter of 2008 rose 51.3% to $0.6 million, or $0.11 per share, compared to net income of $0.4 million, or $0.07 per share, in the prior year period.

Commenting on the first quarter, Randy Hardin, President and Chief Executive Officer of UPG, stated, "Our strong first quarter results largely reflect the continued strength of our non-Brink's business, with those revenues up 46%. This has helped to not only reduce the concentration of our Brink's revenues within the total company, but also to maintain and even improve our gross margin during a time in which we continue to face higher raw material costs. It is notable that the concentration of our Brink's business fell in the first quarter, even with a 7.7% increase in Brink's. We remain optimistic about the growth prospects for both of our areas of focus - Brink's and batteries - and we expect to see strong organic growth in 2008. Additionally, we are continuing to explore growth opportunities with new third party logistics customers and acquisitions."

UPG REITERATES 2008 GUIDANCE
UPG continues to expect organic growth in revenues of 12% - 15% and operating income growth of 15% - 18% for the full-year 2008.

CONFERENCE CALL INFORMATION
Universal Power Group will host an investor conference call today, Monday, May 5, 2008, at 11:30 am EST (10:30 am CST) to discuss financial results for the first quarter of 2008.

Interested parties may access the conference call by dialing 1.866.825.1692; passcode 21310331. The conference call will also be broadcast live on www.upgi.com and through the Thomson StreetEvents Network. Individual investors can listen to the call at www.earnings.com, Thomson's individual investor portal. Institutional investors can access the call via Thomson StreetEvents (www.streetevents.com), a password-protected event management site.

A replay of the teleconference will be made available through May 12, 2008 by calling 1.888.268.8010; passcode 23679759 and an archived webcast will be available at www.upgi.com.

ABOUT UNIVERSAL POWER GROUP, INC.
Universal Power Group, Inc. is a leading provider of third-party logistics and supply chain management services, and a distributor of batteries, security products and related portable power products to various industries. UPG's supply chain services include procurement, warehousing, inventory management, distribution, fulfillment, and value-added services such as sourcing, custom battery pack assembly, coordination of battery recycling efforts, custom kitting, and product design and development. UPG's range of product offerings include proprietary brands of industrial and consumer batteries of all chemistries, chargers, cellular and Bluetooth accessories, related portable power products, jump-starters, 12-volt DC accessories, and security products. For more information, please visit the UPG website at www.upgi.com.

FORWARD-LOOKING STATEMENTS
Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the Company's actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as "believes," "belief," "expects," "expect," "intends," "intend," "anticipate," "anticipates," "plans," "plan," to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's filings with Securities and Exchange Commission. Historical financial results are not necessarily indicative of future performance.

                                         UNIVERSAL POWER GROUP, INC.

                                           UNAUDITED BALANCE SHEETS

                                                    ASSETS


                                                                         MARCH 31,            DECEMBER 31,
                                                                           2008                   2007
                                                                    ------------------     -----------------

CURRENT ASSETS
   Cash and cash equivalents.....................................             $483,668             $ 691,288
   Accounts receivable:
     Trade, net of allowance for doubtful accounts of $95,740 and
       $129,371..................................................           14,069,810            12,593,430
     Other.......................................................              138,393               149,262
   Inventories - finished goods, net of allowance for
     obsolescence of $258,350 and $193,780.......................           31,295,610            32,345,377
   Current deferred tax asset....................................              996,278               983,114
   Prepaid expenses and other current assets.....................            1,059,667               880,907
                                                                    ------------------     -----------------
     Total current assets........................................           48,043,426            47,643,378

PROPERTY AND EQUIPMENT
   Logistics and distribution systems............................            1,477,640             1,417,269
   Machinery and equipment.......................................              346,670               338,220
   Furniture and fixtures........................................              492,267               492,267
   Leasehold improvements........................................              272,096               272,096
   Vehicles......................................................              137,336               151,598
                                                                    ------------------     -----------------
                                                                             2,726,009             2,671,450
   Less accumulated depreciation and amortization................           (1,092,866)             (985,735)
                                                                    ------------------     -----------------

     Net property and equipment..................................            1,633,143             1,685,715

OTHER ASSETS.....................................................               63,124                81,459
                                                                    ------------------     -----------------

TOTAL ASSETS.....................................................          $49,739,693           $49,410,552
                                                                    ==================     =================

                                         UNIVERSAL POWER GROUP, INC.

                                     UNAUDITED BALANCE SHEETS (CONTINUED)

                                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                         MARCH 31,            DECEMBER 31,
                                                                           2008                   2007
                                                                    ------------------     -----------------

CURRENT LIABILITIES
   Line of credit................................................          $12,695,419           $12,833,031
   Accounts payable..............................................           11,784,803            12,257,350
   Accrued liabilities...........................................              925,049               537,248
   Current portion of payable to Zunicom, Inc....................            1,096,875               731,250
   Current portion of capital lease obligations..................                3,452                 6,609
   Current portion of deferred rent..............................               64,446                64,446
                                                                    ------------------     -----------------
     Total current liabilities...................................           26,570,044            26,429,934

NOTES PAYABLE TO ZUNICOM, INC., less current portion.............            4,753,125             5,118,750
NON-CURRENT DEFERRED TAX LIABILITY...............................               17,201                25,455
DEFERRED RENT, less current portion..............................              162,942               180,776
                                                                    ------------------     -----------------
     Total liabilities...........................................           31,503,312            31,754,915

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
   Common stock - $0.01 par value, 50,000,000 shares authorized,
     5,000,000 shares issued and outstanding.....................               50,000                50,000
   Additional paid-in capital....................................           15,405,774            15,381,684
   Retained earnings.............................................            2,780,607             2,223,953
                                                                    ------------------     -----------------
     Total shareholders' equity..................................           18,236,381            17,655,637
                                                                    ------------------     -----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.......................          $49,739,693           $49,410,552
                                                                    ==================     =================

                                         UNIVERSAL POWER GROUP, INC.

                                        UNAUDITED STATEMENTS OF INCOME


                                                                         THREE MONTHS ENDED MARCH 31,
                                                                   -----------------------------------------
                                                                          2008                   2007
                                                                   -------------------     -----------------

Net sales........................................................          $29,524,256           $23,539,873
Cost of sales....................................................           25,050,198            20,099,238
                                                                   -------------------     -----------------
Gross profit.....................................................            4,474,058             3,440,635
Operating expenses...............................................            3,300,161             2,636,510
                                                                   -------------------     -----------------
Operating income.................................................            1,173,897               804,125
Other income (expense)...........................................
   Interest expense (including $86,548 and $86,548 to Zunicom,
     Inc.).......................................................             (254,315)             (367,089)
   Interest income...............................................                   --               172,914
                                                                   -------------------     -----------------
     Total other expense.........................................             (254,315)             (194,175)
                                                                   -------------------     -----------------
Income before provision for income taxes.........................              919,582               609,950
Provision for income taxes.......................................             (362,928)             (241,991)
                                                                   -------------------     -----------------

Net income.......................................................           $  556,654          $    367,959
                                                                   ===================     =================
Net income per share
     Basic.......................................................           $     0.11          $       0.07
     Diluted.....................................................           $     0.11          $       0.07
Weighted average shares outstanding
     Basic.......................................................            5,000,000             5,000,000
                                                                   ===================     =================
     Diluted.....................................................            5,000,000             5,000,870
                                                                   ===================     =================

                                         UNIVERSAL POWER GROUP, INC.

                                      UNAUDITED STATEMENTS OF CASH FLOWS


                                                                         THREE MONTHS ENDED MARCH 31,
                                                                   -----------------------------------------
                                                                          2008                   2007
                                                                   -------------------     -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income....................................................               $ 556,654            $  367,959
Adjustments to reconcile net income to net cash used in
   operating activities:
   Depreciation and amortization of property and equipment....                 130,768                44,171
   Provision for bad debts....................................                  32,165                 9,476
   Provision for obsolete inventory...........................                  80,000                30,000
   Deferred income taxes......................................                 (21,418)               (2,070)
   Stock-based compensation...................................                  24,090                46,289
Change in operating assets and liabilities:
   Accounts receivable - trade................................              (1,508,545)             (939,828)
   Accounts receivable - other................................                  10,869              (314,610)
   Inventories................................................                 969,767               312,750
   Prepaid expenses and other current assets..................                (188,135)             (186,991)
   Other assets...............................................                  18,335               (43,750)
   Accounts payable...........................................                (472,547)             (746,024)
   Accrued liabilities........................................                 387,801               310,597
   Due to Zunicom, Inc........................................                      --               186,617
   Deferred rent..............................................                 (17,834)              (12,413)
                                                                   -------------------     -----------------
Net cash provided by (used in) operating activities...........                   1,970              (937,827)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment.........................                 (68,821)              (69,319)

CASH FLOWS FROM FINANCING ACTIVITIES
   Net activity on line of credit.............................                (137,612)            1,066,000
   Payments on capital lease obligations......................                  (3,157)               (5,426)
                                                                   -------------------     -----------------
Net cash (used in) provided by  financing activities..........                (140,769)            1,060,574
                                                                   -------------------     -----------------

NET INCREASE (DECREASE) IN CASH AND   CASH EQUIVALENTS........                (207,620)               53,428
Cash and cash equivalents at beginning of period..............                 691,288            13,036,447
                                                                   -------------------     -----------------

Cash and cash equivalents at end of period....................                 483,668           $13,089,875
                                                                   ===================     =================

SUPPLEMENTAL DISCLOSURES                                                     $ 254,315           $   367,089
   Interest paid..............................................     ===================     =================

                                                                             $  22,971           $    21,408
   Income taxes paid..........................................     ===================     =================